                                                                    EXHIBIT 20.7


                                      UCFC
                                UCFC LOAN TRUST
                                 SERIES 1996-B1

                        STATEMENT TO CERTIFICATEHOLDERS

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Distribution Date:            August 15, 1996
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LOAN GROUP 1 PRINCIPAL BALANCE:                                  350,420,237.90
TOTAL PRINCIPAL:                                                   2,694,969.92
PREPAYMENTS:                                                       2,192,204.99
NET LIQUIDATION PROCEEDS:                                                  0.00
TOTAL INTEREST:                                                    3,412,954.32

LOAN GROUP 2 PRINCIPAL BALANCE:                                  247,860,289.01
TOTAL PRINCIPAL:                                                   1,049,211.26
PREPAYMENTS:                                                         863,249.54
NET LIQUIDATION PROCEEDS:                                                  0.00
TOTAL INTEREST:                                                    1,929,590.92


CLASS A-1 CARRY-FORWARD AMOUNT:                                            0.00
CLASS A-2 CARRY-FORWARD AMOUNT:                                            0.00
CLASS A-3 CARRY-FORWARD AMOUNT:                                            0.00
CLASS A-4 CARRY-FORWARD AMOUNT:                                            0.00
CLASS A-5 CARRY-FORWARD AMOUNT:                                            0.00
CLASS A-6 CARRY-FORWARD AMOUNT:                                            0.00
CLASS A-7 CARRY-FORWARD AMOUNT:                                            0.00
CLASS A-8 CARRY-FORWARD AMOUNT:                                            0.00


SUBSTITUTION AMOUNTS GROUP 1:                                              0.00
LOAN PURCHASE PRICES GROUP 1:                                              0.00

SUBSTITUTION AMOUNTS GROUP 2:                                              0.00
LOAN PURCHASE PRICES GROUP 2:                                              0.00


RESERVE ACCOUNT BALANCE:                                          26,298,305.59

INSURED PAYMENT GROUP 1:                                                   0.00
INSURED PAYMENT GROUP 2:                                                   0.00


SERVICING FEES DUE GROUP 1:                                          147,095.27
SERVICING FEES DUE GROUP 2:                                          103,712.29


GUARANTEE FEES DUE GROUP 1:                                          625,736.97
GUARANTEE FEES DUE GROUP 2:                                          132,520.62

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                                       (C) COPYRIGHT 1996 Bankers Trust Company

                                      UCFC
                                UCFC LOAN TRUST
                                 SERIES 1996-B1

                        STATEMENT TO CERTIFICATEHOLDERS

- ------------------------------------------------------------------------------------------------------------------------

Distribution Date:            August 15, 1996
- ------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------


NET REALIZED LOSSES GROUP 1:                                                                                       0.00
NET REALIZED LOSSES GROUP 2:                                                                                       0.00


CUMULATIVE RESERVE ACCOUNT WITHDRAWALS:                                                                            0.00

SUBORDINATED AMOUNT:                                                                                      97,500,000.00



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DELINQUENT AND                                                                                                   LOANS
FORECLOSURE LOAN                              30 TO 59        60 TO 89       90 AND OVER                           IN
INFORMATION                                     DAYS            DAYS            DAYS           FORECLOSURE
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PRINCIPAL BALANCE - GROUP 1                 2,546,592.78      120,171.23     91,269.93                             0.00
NUMBER OF LOANS                                       70               2             2                                0
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PRINCIPAL BALANCE - GROUP 2                   411,544.23            0.00          0.00                             0.00
NUMBER OF LOANS                                        4               0             0                                0
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AGGREGATE PRINCIPAL  BALANCE                2,958,137.01      120,171.23     91,269.93                             0.00
AGGREGATE NUMBER OF LOANS                             74               2             2                                0
Note: Quantity and Principal Balance of Foreclosures are Included in the Delinquency Figures.
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LOANS IN BANKRUPTCY PROCEEDINGS-GROUP 1:                                                                             11
PRINCIPAL BALANCE OF LOANS IN BANKRUPTCY PROCEEDINGS-GROUP 1:                                                419,027.21

LOANS IN BANKRUPTCY PROCEEDINGS-GROUP 2:                                                                              0
PRINCIPAL BALANCE OF LOANS IN BANKRUPTCY PROCEEDINGS-GROUP 2:                                                      0.00

REO LOANS - GROUP 1:                                                                                                  0
PRINCIPAL BALANCE OF REO LOANS - GROUP 1:                                                                          0.00

REO LOANS - GROUP 2:                                                                                                  0
PRINCIPAL BALANCE OF REO LOANS - GROUP 2:                                                                          0.00


CLASS A-1 LIBOR RATE                                                                                          5.610000%
CLASS A-8 LIBOR RATE                                                                                          5.830000%
LIBOR INTEREST CARRYOVER PAID                                                                                      0.00
LIBOR INTEREST CARRYOVER REMAINING                                                                                 0.00



BOOK VALUE OF REO PROPERTY:                                                                                        0.00
REO PROCEEDS:                                                                                                608,425.63

REO PROPERTY MATTERS:                                           (SEE ATTACHMENTS IF ANY)

OTHER FORECLOSURE INFORMATION:                                  (SEE ATTACHMENTS IF ANY)

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                                       (C) COPYRIGHT 1996 Bankers Trust Company

                                      UCFC
                                UCFC LOAN TRUST
                                 SERIES 1996-B1

                        STATEMENT TO CERTIFICATEHOLDERS

- --------------------------------------------------------------------------------

Distribution Date:            August 15, 1996
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


CLASS A-1 INTEREST SHORTFALL AMOUNT:                                       0.00
CLASS A-2 INTEREST SHORTFALL AMOUNT:                                       0.00
CLASS A-3 INTEREST SHORTFALL AMOUNT:                                       0.00
CLASS A-4 INTEREST SHORTFALL AMOUNT:                                       0.00
CLASS A-5 INTEREST SHORTFALL AMOUNT:                                       0.00
CLASS A-6 INTEREST SHORTFALL AMOUNT:                                       0.00
CLASS A-7 INTEREST SHORTFALL AMOUNT:                                       0.00
CLASS A-8 INTEREST SHORTFALL AMOUNT:                                       0.00




CLASS A-1 PRINCIPAL SHORTFALL AMOUNT:                                      0.00
CLASS A-2 PRINCIPAL SHORTFALL AMOUNT:                                      0.00
CLASS A-3 PRINCIPAL SHORTFALL AMOUNT:                                      0.00
CLASS A-4 PRINCIPAL SHORTFALL AMOUNT:                                      0.00
CLASS A-5 PRINCIPAL SHORTFALL AMOUNT:                                      0.00
CLASS A-6 PRINCIPAL SHORTFALL AMOUNT:                                      0.00
CLASS A-7 PRINCIPAL SHORTFALL AMOUNT:                                      0.00
CLASS A-8 PRINCIPAL SHORTFALL AMOUNT:                                      0.00




CLASS A-1 CARRY-FORWARD AMOUNT:                                            0.00
CLASS A-2 CARRY-FORWARD AMOUNT:                                            0.00
CLASS A-3 CARRY-FORWARD AMOUNT:                                            0.00
CLASS A-4 CARRY-FORWARD AMOUNT:                                            0.00
CLASS A-5 CARRY-FORWARD AMOUNT:                                            0.00
CLASS A-6 CARRY-FORWARD AMOUNT:                                            0.00
CLASS A-7 CARRY-FORWARD AMOUNT:                                            0.00
CLASS A-8 CARRY-FORWARD AMOUNT:                                            0.00








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                                       (C) COPYRIGHT 1996 Bankers Trust Company